UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12.

Vestin Fund I, LLC
_____________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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On or about February 18, 2006, Vestin Fund I, LLC (“Fund I”) sent postcards to its unitholders inviting them to attend one of a series of meetings to discuss the proposal to convert Fund I into a real estate investment trust (“REIT”). A copy of the form of post card notice was filed with the Securities and Exchange Commission on February 27, 2006. At the meetings, Fund I is presenting the attached slides to its unitholders regarding the proposal to convert Fund I into a REIT.

Purpose of This Meeting:

To Talk About The
REIT Conversion Proposal

We are here to discuss the proposal to convert Vestin Fund I, LLC to a REIT

--

Please Hold All Questions Until The End

VESTIN

Limited Redemptions per year in the current fund format due to:

IRS CODE 7 7 0 4 b

10% RULE

Solutions:

I. Do nothing (wait)

II. Liquidation

III. Mortgage REIT

What is a Mortgage REIT?

1. Corporate entity that escapes the 10% rule
2. No more confusing K-1's, issue 1099's
3. Must distribute 90% of it's net income
4. Continue to materially follow investment objectives in the Vestin Fund I prospectus.

Your units will turn into shares.

Example:

10,000 units = 10,000 shares

When you sell your shares, the public purchases your shares and the mortgage REIT's assets continue to be invested with no restriction or requirements on liquidity.

Advantages	Disadvantages
1. Liquidity **A. You decide when to sell** 2. Better understood 3. 1099s 4. Frees up reserves 5. Enables investors to leverage 6. IRAs	1. Market price will fluctuate **1. Book Value is unaffected by the conversion** 2. Dividends paid quarterly 3. No redemption rights

VESTIN

What is book value?

VFI

9.75*

The REIT shares may trade at a discount or premium to book value

*Based on 12/31 10-Q

A decrease in market value will not affect book value.

The purpose of this conversion is to allow each investor liquidity, **if they want it**.

Conversion to a mortgage REIT requires 51% of the units to vote yes.

Vestin Group pays all costs, not the Fund.

The Manager, Vestin Mortgage and their Board of Directors recommend a

Yes Vote

1. Need near-term liquidity?	Your vote should be yes
2. Want liquidity in the future?	Your vote should be yes
3. Want your heirs to have immediate liquidity upon your death?	Your vote should be yes
4. Want to be able to liquidate any portion of your investment any day you want?	Your vote should be yes
5. Want to stay in the Fund until it expires?	Your vote should be yes

The Data On the Following Slides comes from Yahoo! Finance, NASDAQ.com, and Bloomberg

From January 19-31, 2006

It is presented for your information and should not be viewed as a representation that Vestin Realty Trust I would achieve comparable performance.

Annaly Mortgage Management Inc. (NLY)

Price/Book :	**1.11**
Current Annual Dividend Yield:	**3.20%**
Total Debt/ Equity (mrq):	**10.926**
% Held by Institutions:	**24.70%**
Average Volume (3 Month):	**1,563,640**

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

Redwood Trust Inc. (RWT)

Price/Book :	**1.08**
Current Annual Dividend Yield:	**6.30%**
Total Debt/ Equity (mrq):	**18.109**
Average Volume (3 Month):	**237,011**
% Held by Institutions:	**80.30%**

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

Dynex Capital Inc. (DX)

Price/Book :	**0.87**
Current Annual Dividend Yield:	**N\A**
Last Dividend Paid:	**Oct. 31, 1998**
Total Debt/ Equity (mrq):	**4.782**
% Held by Institutions:	**8.30%**

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

Sunset Financial Resources Inc. (SFO)

Valuation Measures And Financial Highlights

Fiscal Year	
Fiscal Year Ends:	31-Dec
Most Recent Quarter (mrq):	30-Sep-05
Profitability	
Profit Margin (ttm):	-96.18%
Operating Margin (ttm):	-76.19%
Management Effectiveness	
Return on Assets (ttm):	N/A
Return on Equity (ttm):	N/A
Income Statement	
Revenue (ttm):	4.64M
Revenue Per Share (ttm):	0.443
Qtrly Revenue Growth (yoy):	-43.30%
Gross Profit (ttm):	18.23M
EBITDA (ttm):	N/A
Net Income Avl to Common (ttm):	-4.46M
Diluted EPS (ttm):	-0.43
Qtrly Earnings Growth (yoy):	N/A

VALUATION MEASURES	
Market Cap (intraday):	93.07M
Enterprise Value (24-Jan-06)[3]:	1.10B
Trailing P/E (ttm, intraday):	N/A
Forward P/E (fye 31-Dec-06) [1]:	N/A
PEG Ratio (5 yr expected):	N/A
Price/Sales (ttm):	20.01
Price/Book (mrq):	0.87
Enterprise Value/Revenue (ttm)[3]:	238.31
Enterprise Value/EBITDA (ttm)[3]:	N/A
Balance Sheet	
Total Cash (mrq):	22.95M
Total Cash Per Share (mrq):	2.182
Total Debt (mrq):	1.03B
Total Debt/Equity (mrq):	9.689
Current Ratio (mrq):	0.027
Book Value Per Share (mrq):	10.167
Cash Flow Statement	
Operating Cash Flow (ttm):	5.31M
Levered Free Cash Flow (ttm):	N/A

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

Sunset Financial Resources Inc. (SFO)

Trading Information

Stock Price History	
Beta:	N/A
52-Week Change[3]:	-13.53%
S&P500 52-Week Change[3]:	8.60%
52-Week High (26-Jan-05)[3]:	10.32
52-Week Low (17-Nov-05)[3]:	7.40
50-Day Moving Average[3]:	8.59
200-Day Moving Average[3]:	8.53

Dividends & Splits	
Forward Annual Dividend Rate[5]:	0.12
Forward Annual Dividend Yield[5]:	1.40%
Trailing Annual Dividend Rate[3]:	0.44
Trailing Annual Dividend Yield[3]:	4.10%
5 Year Average Dividend Yield[5]:	N/A
Payout Ratio[5]:	N/A
Dividend Date[3]:	05-Dec-05
Ex-Dividend Date[5]:	17-Nov-05
Last Split Factor (new per old)[2]:	N/A
Last Split Date[3]:	N/A

Share Statistics	
Average Volume (3 month)[3]:	33,412.9
Average Volume (10 day)[3]:	17,750
Shares Outstanding:	10.52M
Float:	N/A
% Held by Insiders[4]:	8.72%
% Held by Institutions[4]:	61.60%
Shares Short (as of 12-Dec-05)[3]:	35.03K
Short Ratio (as of 12-Dec-05)[3]:	1
Short % of Float (as of 12-Dec-05)[3]:	0.30%
Shares Short (prior month)[3]:	25.58K

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

RAIT Investment Trust (RAS)

Business Summary

RAIT Investment Trust specializes in providing commercial mezzanine and short-term bridge financing, mostly first mortgages that are subsequently refinanced with other lenders. It also acquires real estate loans from other lenders or investors, typically loans under default or forbearance. The real estate investment trust (REIT) primarily invests in properties located in the mid-Atlantic, Southeast, and Midwest; it also has interests in the West and Northeast. Most loans are secured by multifamily residences, offices, and other commercial properties; loan amounts are typically between $2 million and $50 million. The REIT also invests in real properties, mostly apartment buildings in its key markets.

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

RAIT Investment Trust (RAS)

Valuation Measures And Financial Highlights

Fiscal Year	
Fiscal Year Ends:	31-Dec
Most Recent Quarter (mrq):	30-Sep-05
Profitability	
Profit Margin (ttm):	64.14%
Operating Margin (ttm):	75.46%
Management Effectiveness	
Return on Assets (ttm):	7.12%
Return on Equity (ttm):	13.92%
Income Statement	
Revenue (ttm):	118.70M
Revenue Per Share (ttm):	4.628
Qtrly Revenue Growth (yoy):	24.10%
Gross Profit (ttm):	80.21M
EBITDA (ttm):	93.88M
Net Income Avl to Common (ttm):	66.11M
Diluted EPS (ttm):	2.56
Qtrly Earnings Growth (yoy):	10.30%

VALUATION MEASURES	
Market Cap (intraday):	753.95M
Enterprise Value (31-Jan-06)[3]:	986.97M
Trailing P/E (ttm, intraday):	10.55
Forward P/E (fye 31-Dec-06) [1]:	N/A
PEG Ratio (5 yr expected):	N/A
Price/Sales (ttm):	6.36
Price/Book (mrq):	1.24
Enterprise Value/Revenue (ttm)[3]:	8.32
Enterprise Value/EBITDA (ttm)[3]:	10.513
Balance Sheet	
Total Cash (mrq):	12.46M
Total Cash Per Share (mrq):	0.447
Total Debt (mrq):	244.02M
Total Debt/Equity (mrq):	0.401
Current Ratio (mrq):	1.842
Book Value Per Share (mrq):	21.799
Cash Flow Statement	
Operating Cash Flow (ttm):	55.48M
Levered Free Cash Flow (ttm):	646.42M

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

RAIT Investment Trust (RAS)

Trading Information

Stock Price History	
Beta:	N/A
52-Week Change[3]:	4.35%
S&P500 52-Week Change[3]:	8.80%
52-Week High (01-Aug-05)[3]:	31.72
52-Week Low (12-Oct-05)[3]:	24.71
50-Day Moving Average[3]:	26.55
200-Day Moving Average[3]:	27.82

Dividends & Splits	
Forward Annual Dividend Rate[5]:	2.44
Forward Annual Dividend Yield[5]:	9.00%
Trailing Annual Dividend Rate[3]:	2.43
Trailing Annual Dividend Yield[3]:	8.10%
5 Year Average Dividend Yield[5]:	11.80%
Payout Ratio[5]:	93%
Dividend Date[3]:	30-Dec-05
Ex-Dividend Date[5]:	20-Dec-05
Last Split Factor (new per old)[2]:	N/A
Last Split Date[3]:	N/A

Share Statistics	
Average Volume (3 month)[3]:	127,431
Average Volume (10 day)[3]:	155,900
Shares Outstanding:	27.89M
Float:	N/A
% Held by Insiders[4]:	1.93%
% Held by Institutions[4]:	47.50%
Shares Short (as of 10-Jan-06)[3]:	1.05M
Short Ratio (as of 10-Jan-06)[3]:	7.7
Short % of Float (as of 10-Jan-06)[3]:	3.80%
Shares Short (prior month)[3]:	1.03M

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

JER Investors Trust Inc. (JRT)

Business Summary

JER Investors Trust invests in and originates real estate financial products, primarily commercial mortgage-backed securities (CMBS) and nonconforming mezzanine and other mortgage loans. Its portfolio is secured by a variety of property types (retail, residential, office, hospitality, and industrial) located in seven states. Founded in 2004, the company is managed by an affiliate of investment firm J.E. Robert Company (JER) and plans to qualify as a real estate investment trust (REIT). CEO and JER owner Joseph Robert Jr. controls 7% of JER Investors Trust.

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

JER Investors Trust Inc. (JRT)

Valuation Measures And Financial Highlights

Fiscal Year	
Fiscal Year Ends:	31-Dec
Most Recent Quarter (mrq):	30-Sep-05
Profitability	
Profit Margin (ttm):	39.45%
Operating Margin (ttm):	42.77%
Management Effectiveness	
Return on Assets (ttm):	N/A
Return on Equity (ttm):	N/A
Income Statement	
Revenue (ttm):	24.49M
Revenue Per Share (ttm):	1.637
Qtrly Revenue Growth (yoy):	784.50%
Gross Profit (ttm):	N/A
EBITDA (ttm):	N/A
Net Income Avl to Common (ttm):	9.66M
Diluted EPS (ttm):	0.65
Qtrly Earnings Growth (yoy):	N/A

VALUATION MEASURES	
Market Cap (intraday):	454.92M
Enterprise Value (31-Jan-06)[3]:	485.34M
Trailing P/E (ttm, intraday):	27.41
Forward P/E (fye 31-Dec-06) [1]:	9.42
PEG Ratio (5 yr expected):	N/A
Price/Sales (ttm):	18.14
Price/Book (mrq):	1.14
Enterprise Value/Revenue (ttm)[3]:	19.82
Enterprise Value/EBITDA (ttm)[3]:	N/A

Balance Sheet	
Total Cash (mrq):	4.35M
Total Cash Per Share (mrq):	0.169
Total Debt (mrq):	45.30M
Total Debt/Equity (mrq):	0.117
Current Ratio (mrq):	0.079
Book Value Per Share (mrq):	15.124

Cash Flow Statement	
Operating Cash Flow (ttm):	8.92M
Levered Free Cash Flow (ttm):	N/A

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

JER Investors Trust Inc. (JRT)

Trading Information

Stock Price History	
Beta:	N/A
52-Week Change[3]:	N/A
S&P500 52-Week Change[3]:	8.80%
52-Week High (23-Sep-05)[3]:	19.00
52-Week Low (28-Nov-05)[3]:	15.84
50-Day Moving Average[3]:	16.87
200-Day Moving Average[3]:	17.43

Dividends & Splits	
Forward Annual Dividend Rate[5]:	0.63
Forward Annual Dividend Yield[5]:	3.60%
Trailing Annual Dividend Rate[3]:	0.63
Trailing Annual Dividend Yield[3]:	3.60%
5 Year Average Dividend Yield[5]:	N/A
Payout Ratio[5]:	N/A
Dividend Date[3]:	27-Jan-06
Ex-Dividend Date[5]:	28-Dec-05
Last Split Factor (new per old)[2]:	N/A
Last Split Date[3]:	N/A

Share Statistics	
Average Volume (3 month)[3]:	119,921
Average Volume (10 day)[3]:	119,029
Shares Outstanding:	25.69M
Float:	N/A
% Held by Insiders[4]:	N/A
% Held by Institutions[4]:	N/A
Shares Short (as of 10-Jan-06)[3]:	1.31M
Short Ratio (as of 10-Jan-06)[3]:	9.4
Short % of Float (as of 10-Jan-06)[3]:	5.30%
Shares Short (prior month)[3]:	726.54K

* Results of this company are not indicative of the results to be expected from Vestin Realty Trust I

VESTIN

1 Proxy Card per account.
For example: 3 accounts = 3 Proxy Cards

THE BOARD OF DIRECTORS OF VESTIN MORTGAGE, INC. RECOMMENDS A VOTE "FOR" ITEM NO. 1 – FUND I

1. Approve the form of agreement and plan of merger by and between Vestin Fund I, LLC and Vestin Realty Trust I, Inc., a newly formed Maryland corporation, pursuant to which Vestin Fund I, LLC will be merged with and into Vestin Realty Trust I, Inc. The merger agreement will implement the restructuring of the business operations of Vestin Fund I, LLC to allow Vestin Realty Trust I, Inc., as the surviving entity in the merger, to qualify as real estate investment trust for U.S. federal income tax purposes.

☑ FOR ☐ AGAINST ☐ ABSTAIN*

* An abstention is the equivalent of a vote against the proposal.

2. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned unitholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS OF VESTIN MORTGAGE, INC.

Receipt is hereby acknowledged of the Vestin Fund I, LLC Notice of Meeting and Proxy Statement/Prospectus.

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

I (WE) WILL ☐ WILL NOT ☐ ATTEND THE MEETING IN PERSON.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

Dated: ______________________, 2006

____
Signature

____
Signature

Please read the enclosed proxy statement/prospectus, then vote and return the card at your earliest convenience.

Please Detach Here

You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope

VESTIN

If you think of additional questions later, give me a call at (702) 227-0965

Vestin Fund I, LLC has filed certain materials with the SEC, including a proxy statement, relating to the REIT conversion proposal. The proxy statement contains important information about the proposed REIT conversion and related special meeting. You are urged to read it carefully, especially the Risk Factors beginning on page 7 of the proxy statement. Copies of the proxy statement are available here today if you need one. In addition, the proxy statement is available for free on the SEC's web site at www.sec.gov.

We highly recommend that you seek the advice and consultation of your tax expert, attorney, and/ or your accountant, concerning your investment.

VESTIN

Thank you for attending.